                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY


                       FIRST AMENDMENT TO PLEDGE AGREEMENT

         This First Amendment dated as of October 31, 2002 (this "Amendment") to the Pledge Agreement dated as of July 31, 2002 (as amended and modified from time to time, the "Pledge Agreement"), is among The Williams Companies, Inc., a Delaware corporation (the "Company"), and each of its Subsidiaries which is or which subsequently becomes a party to the Pledge Agreement (together, with the Company, the "Pledgors"), in favor of Citibank, N.A., as collateral trustee ("Collateral Trustee") for the benefit of the holders of the Secured Obligations. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Pledge Agreement.

                                   WITNESSETH:

         WHEREAS, the parties hereto have agreed to amend certain provisions of the Pledge Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Pledge Agreement is hereby amended as follows:

1.       Amendments.

         (a) Pursuant to the terms of those two certain Consent and Waivers each dated as of September 20, 2002, by and among the Company and the other signatories thereto, the Pledge Agreement was amended to (i) remove Williams Field Services - Gulf Coast Company, L.P. ("WFS") as an Obligor, (ii) acknowledge that the equity interests held by WFS Enterprises, Inc., and Williams Field Services Company in WFS were erroneously pledged, (iii) add Williams Gulf Coast Gathering Company, LLC ("Gathering") as an Obligor and (iv) add North Padre Island Spindown, Inc. as a Pledgor of its equity interest in Gathering. Pursuant to this Amendment, Williams GP LLC; Williams Petroleum Services, LLC; Longhorn Enterprises of Texas, Inc.; and WFS Gathering Company, L.L.C. are added as Pledgors, and the following additional parties are added as Obligors: WFS - Pipeline Company; WFS Gathering Company, L.L.C.; Williams Field Services - Matagorda Offshore Company, LLC; Williams Gas Processing - Mid Continent Region Company; WFS-OCS Gathering Co.; HI-BOL Pipeline Company; Goebel Gathering Company, L.L.C.; Williams Petroleum Services, LLC; Longhorn Enterprises of Texas, Inc.; and NewGP (as defined in the L/C Credit Agreement (hereafter defined)).

         (b) Section 1(b) of the Pledge Agreement is hereby amended by deleting such Section and replacing it in its entirety with the following:

                  (b) all shares of capital stock, general and limited partnership interests, limited liability company interests, trust interests, joint venture interests, ownership rights arising under the law of any jurisdiction, and any evidence of the foregoing, together with any property and rights derivative thereof, acquired, received or owned by any Pledgor (other than those acquired, received or owned in anticipation of a divestiture permitted by Section 5.1(h) of the L/C Credit Agreement and Section 5.01(h) of the Multiyear Williams Credit Agreement), which, after the date of this Agreement, becomes, as a result of any occurrence, a Subsidiary of any Pledgor or of the Company and which Subsidiary is engaged in the Midstream Business or owns Midstream Assets;

         (c) The definition of "Pledged Shares" set forth in Section 1 of the Pledge Agreement is hereby amended by deleting the word "shares" in the first line of such definition and inserting the following phrase before the words "described in Schedule I":

                  "shares of capital stock, general and limited partnership interests, limited liability company interests, trust interests, joint venture interests, ownership rights arising under the law of any jurisdiction and any evidence of the foregoing, together with any property and rights derivative thereof, all of the foregoing as".

         (d) The following sentence shall be added to the end of Section 1 of the Pledge Agreement:

                  "Notwithstanding the grant of a security interest set forth above in this Section 1, Excluded Equity Interests (as defined in the L/C Credit Agreement and the Multiyear Williams Credit Agreement) shall not constitute Pledged Collateral under this Agreement."

         (e) Section 4(k) and (l) of the Pledge Agreement are hereby amended by deleting such Sections and replacing them in their entirety with the following:

                  (k) Such Pledgor will (i) cause each issuer of shares of stock comprising Pledged Collateral not to issue any stock or other securities in addition to or in substitution for the shares of stock comprising the Pledged Collateral issued by such issuer, except for stock and other securities issued to such Pledgor or another Pledgor and subject to this Agreement, (ii) pledge hereunder, promptly upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Collateral, and
                  (iii) pledge hereunder, promptly upon its acquisition (directly or indirectly) thereof, any and all shares of stock or other equity interest covered by Section 1(b) hereof. Notwithstanding anything to the contrary in this Section 4(k), this section shall not restrict or limit in any way the ability of Williams Energy Partners L.P. or NewGP or their respective subsidiaries to issue stock or other equity interest.

                           (l) Each Pledgor agrees that it (i) shall not sell,
                  assign, transfer, pledge, mortgage, hypothecate, dispose of or encumber, or grant any option or warrant or Lien or right with respect to, or permit any Liens to arise with respect to, the Pledged Collateral, any of its rights in or to the Pledged Collateral and any portion thereof, except for the pledge thereof provided for in this Agreement, and

                  (ii) except as permitted under Sections 5.1(d), 5.2(d) and 5.2(f) of the L/C Credit Agreement and Sections 5.01(d), 5.02(c) and 5.02(f) of the Multiyear Williams Credit Agreement, shall not permit any issuer of shares of stock comprising Pledged Collateral to terminate its corporate existence, to be a party to any merger or consolidation, or to sell, lease or dispose of all or substantially all of its assets and properties in a single transaction or series of related transactions.

         (e) The following paragraph is hereby added to the end of Section 4 after the last lettered paragraph:

                           Notwithstanding anything to the contrary in Section 4
                  of this Pledge Agreement, (i) the Pledgors shall not be restricted from completing or permitting any dispositions that can be completed without violating any of the following provisions: Sections 5.2(e) and 5.2(f) of the L/C Credit Agreement, and Sections 5.02(f) and 5.02(l) of the Multiyear Williams Credit Agreement, and (ii) the existence of Permitted Liens (other than the Permitted Liens described in Schedule III Paragraphs y, gg, and jj from the L/C Credit Agreement and
                  Schedule VI Paragraphs y, gg, and jj from the Multiyear Williams Credit Agreement) shall not be a violation of any representations, warranties or covenants set forth in Section 4 of this Pledge Agreement.

         (f) The first phrase of Section 6(a) which currently reads as follows:
         "(a) So long as no default or event of default, however denominated, under any Credit Document (an "Event of Default") has occurred:" is hereby amended by deleting such phrase and replacing it in its entirety with the following:

                           (a) The Pledgors shall have the rights described in
                  (i), (ii) and (iii) below until (x) a default or event of default, however denominated, under any Credit Document (an "Event of Default") has occurred, and (y) the notice requirement in Section 6(b) has been complied with.

         (g) Paragraph (a) of Section 19 of the Pledge Agreement is hereby amended by deleting such paragraph and replacing it in its entirety with the following:

                           (a) This Agreement shall be governed by and construed
                  in accordance with the laws of the State of New York. All capitalized terms that are used but not defined herein shall have the meanings ascribed to such terms in that certain Amended and Restated Credit Agreement dated as of October 31, 2002 (as amended, modified, supplemented or restated from time to time, the "L/C Credit Agreement"), by and among the Company, Citicorp USA, Inc., as agent and collateral agent, Bank of America N. A. as syndication agent, Citibank, N.A., The Bank of Nova Scotia and Bank of America N.A. as issuing banks, Salomon Smith Barney Inc. as Arranger, and the banks named therein; provided, however that any subsequent modification of a definition made pursuant to an amendment, modification, supplement or restatement of the L/C Credit Agreement shall not apply to this Agreement unless a conforming modification of such definition is simultaneously made pursuant to an amendment, modification, supplement or restatement of the Multiyear Williams Credit Agreement. Unless otherwise defined herein or in the L/C Credit Agreement, the terms defined in Articles 8 and 9 of the New York UCC are used herein as therein defined.

         (h) Section 24 of the Pledge Agreement is hereby amended by deleting such Section and replacing it in its entirety with the following:

                           24. Incorporated Definitions and Provisions. All
                  defined terms and other provisions (including, without limitation, the amendment provisions), that are incorporated into this Pledge Agreement by reference to other agreements or statutes shall incorporate into this Pledge Agreement the provisions of such other agreements and statutes that exist as of the date hereof; however, such provisions shall be automatically modified herein by any amendment or modification that takes place after the date hereof in such other referenced agreements or statutes; subject to the following limitations: (a) no such amendment or modification (of an above referenced agreement) shall be effective with respect to this Pledge Agreement until Collateral Trustee shall have received a copy of such amendment or modification and (b) no provision of any such amendment or modification of an above referenced agreement that imposes any additional liability, obligation or adverse effect on the Collateral Trustee shall be effective with respect to this Pledge Agreement unless the Collateral Trustee has executed a written consent to such provision or to the amendment or modification in which such provision is set forth.

         (i) The following Section 25 is hereby added to the Pledge Agreement:

                           25. Joinder. Pursuant to the terms of the Credit
                  Documents certain Subsidiaries (hereafter referred to as the "Joining Subsidiaries") may desire to or be required to join this Pledge Agreement as Pledgors or Obligors. In connection with any such joinder the Joining Subsidiary shall cause to be executed and delivered (a) a joinder agreement substantially in the form of the joinder agreement attached hereto as
                  Schedule VI and (b) authorization documentation, corporate documentation, perfection documentation and opinion letters reasonably satisfactory to the Collateral Trustee reflecting the status of such Joining Subsidiary and the enforceability of such agreements with respect to such Joining Subsidiary; provided, however, that the Collateral Trustee shall have no obligations with respect to the additional Pledged Collateral that results from the addition of a Joining Subsidiary as a Pledgor or Obligor pursuant to this Pledge Agreement prior to the delivery of such additional Pledged Collateral, and Collateral Trustee shall have no duty to solicit the delivery of any Pledged Collateral from any Pledgor.

         (j) Schedule I to Pledge Agreement is hereby amended and restated in its entirety and replaced with Schedule I attached hereto.

         (k) Schedule II to Pledge Agreement is hereby amended and restated in its entirety and replaced with Schedule II attached hereto.

         (l) A new Schedule VI to the Pledge Agreement is hereby added which is the document attached as Schedule VI hereto.

2. Acknowledgement. Williams Alaska Air Cargo Properties, L.L.C. hereby acknowledges that it is a Pledgor and original signatory to the Pledge Agreement effective as of July 31, 2002.

3. Conditions to Effectiveness. This Amendment shall be deemed effective (the "Effective Date") upon the satisfaction of the conditions precedent as set out in Section 3.1 of that certain Amended and Restated Credit Agreement dated as of October 31, 2002, among the Company and the Financial Institutions named therein, without giving effect to the terms of Section 3.3; provided, however, that the Collateral Trustee shall have no obligations with respect to the additional Pledged Collateral that results from the addition of Pledgors or Obligors as parties to the Pledge Agreement pursuant to this Amendment prior to the delivery of such additional Pledged Collateral, and the Collateral Trustee shall have no duty to solicit the delivery of any Pledged Collateral from any Pledgor or Obligor. Notwithstanding anything to the contrary herein, any provision or portion of a provision in this Amendment that is or is determined to be a release of Pledged Collateral shall not be effective to release such Pledged Collateral until the Collateral Trustee has received satisfactory documentation that such release of Pledged Collateral is permitted by or has been properly approved in accordance with the terms of the Collateral Trust Agreement.

2. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

3. Reference to and Effect on the Pledge Agreement. The amendments set forth herein are limited precisely as written and shall not be deemed to be a consent or waiver to, or modification of any other term or condition in the Pledge Agreement or any of the documents referred to therein. Except as expressly amended and consented hereby, the terms and conditions of the Pledge Agreement shall continue in full force and effect, and as amended hereby, the Pledge Agreement is ratified and confirmed in all respects. On and after the Effective Date, the Pledge Agreement shall be deemed to mean the Pledge Agreement as amended hereby and all references to the Pledge Agreement shall be deemed to refer to the Pledge Agreement as amended hereby.

4. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.


Schedule I:       Schedule I to Pledge Agreement
Schedule II:      Schedule II to Pledge Agreement
Schedule VI:      Form of Joinder Agreement

         IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Amendment to be signed in their respective names.







                  THE WILLIAMS COMPANIES, INC.,
                  as Pledgor



                  By:            /s/ James G. Ivey
                           -----------------------------------------
                           Name:    James G. Ivey
                           Title:   Treasurer



                  WILLIAMS REFINING & MARKETING, L.L.C.,
                  as Pledgor



                  By:            /s/ James G. Ivey
                           -----------------------------------------
                           Name:    James G. Ivey
                           Title:   Assistant Treasurer



                  WILLIAMS PETROLEUM SERVICES, LLC,
                  as Pledgor



                  By:            /s/ Ralph A. Hill
                           -----------------------------------------
                           Name:    Ralph A. Hill
                           Title:   Senior Vice President



                  WILLIAMS PETROLEUM PIPELINE SYSTEMS,
                  INC., as Pledgor



                  By:            /s/ Ralph A. Hill
                           -----------------------------------------
                           Name:    Ralph A. Hill
                           Title:   Senior Vice President



                  WILLIAMS OLEFINS, L.L.C., as Pledgor



                  By:          /s/ James G. Ivey
                           -----------------------------------------
                           Name:    James G. Ivey
                           Title:   Assistant Treasurer

                  WILLIAMS NATURAL GAS LIQUIDS, INC..
                  as Pledgor



                  By:            /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  WILLIAMS MIDSTREAM NATURAL GAS LIQUIDS,
                  INC., as Pledgor



                  By:            /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  WILLIAMS MERCHANT SERVICES COMPANY,
                  INC., as Pledgor



                  By:          /s/ William E. Hobbs
                           -----------------------------------------
                           Name:    William E. Hobbs
                           Title:   President



                  WILLIAMS GP, LLC, as Pledgor



                  By:        /s/ Don R. Wellendorf
                           -----------------------------------------
                           Name:    Don R. Wellendorf
                           Title:   President and Chief
                                     Executive Officer



                  WILLIAMS FIELD SERVICES GROUP, INC.,
                  as Pledgor



                  By:            /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President

                  WILLIAMS EXPRESS, INC. (a Delaware corporation), as Pledgor


                  By:           /s/ Ralph A. Hill
                           -----------------------------------------
                           Name:    Ralph A. Hill
                           Title:   Chief Executive Officer



                  WILLIAMS ENERGY SERVICES, LLC,
                  as Pledgor



                  By:            /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  WILLIAMS ENERGY MARKETING & TRADING
                  COMPANY, as Pledgor



                  By:            /s/ William E. Hobbs
                           -----------------------------------------
                           Name:    William E. Hobbs
                           Title:   President



                  WILLIAMS BIO-ENERGY, L.L.C.,
                  as Pledgor



                  By:            /s/ James G. Ivey
                           -----------------------------------------
                           Name:    James G. Ivey
                           Title:   Assistant Treasurer



                  WILLIAMS ALASKA PETROLEUM, INC.,
                  as Pledgor



                  By:            /s/ Ralph A. Hill
                           -----------------------------------------
                           Name:    Ralph A. Hill
                           Title:   Chief Executive Officer

                  WILLIAMS ALASKA AIR CARGO PROPERTIES,
                  L.L.C., as Pledgor

                  By:      WILLIAMS ALASKA PETROLEUM, INC.
                           its sole member


                  By:            /s/ Ralph A. Hill
                           -----------------------------------------
                           Name:    Ralph A. Hill
                           Title:   Chief Executive Officer



                  WFS-NGL PIPELINE COMPANY, INC.,
                  as Pledgor



                  By:            /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  WFS-LIQUIDS COMPANY, as Pledgor



                  By:            /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  WFS GATHERING COMPANY, L.L.C.,
                  as Pledgor



                  By:            /s/ James G. Ivey
                           -----------------------------------------
                           Name:    James G. Ivey
                           Title:   Assistant Treasurer



                  NORTH PADRE ISLAND SPINDOWN, INC.,
                  as Pledgor



                  By:            /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President

                  MAPCO INC. , as Pledgor



                  By:         /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  LONGHORN ENTERPRISES OF TEXAS, INC.,
                  as Pledgor



                  By:            /s/ Ralph A. Hill
                           -----------------------------------------
                           Name:    Ralph A. Hill
                           Title:   Senior Vice President



                  JUAREZ PIPELINE COMPANY,
                  AS PLEDGOR



                  By:         /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  WILLIAMS ENERGY SERVICES, LLC,
                  as Obligor



                  By:            /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  HI-BOL PIPELINE COMPANY, as Obligor



                  By:         /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President

                  GOEBEL GATHERING COMPANY, L.L.C.,
                  as Obligor



                  By:         /s/ James G. Ivey
                           -----------------------------------------
                           Name:    James G. Ivey
                           Title:   Assistant Treasurer



                  GAS SUPPLY, L.L.C., as Obligor



                  By:          /s/ Ralph A. Hill
                           -----------------------------------------
                           Name:    Ralph A. Hill
                           Title:   Senior Vice President



                  BLACK MARLIN PIPELINE COMPANY.
                  as Obligor



                  By:         /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  MAPCO INC. , as Obligor



                  By:         /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  LONGHORN ENTERPRISES OF TEXAS, INC.,
                  as Obligor



                  By:            /s/ Ralph A. Hill
                           -----------------------------------------
                           Name:    Ralph A. Hill
                           Title:   Senior Vice President

                  JUAREZ PIPELINE COMPANY,
                  AS OBLIGOR



                  By:         /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  MEMPHIS GENERATION, L.L.C., as Obligor



                  By:         /s/ William E. Hobbs
                           -----------------------------------------
                           Name:    William E. Hobbs
                           Title:   President



                  MAPL INVESTMENTS, INC. as Obligor



                  By:         /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  NORTH PADRE ISLAND SPINDOWN, INC.,
                  as Obligor



                  By:            /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  WFS ENTERPRISES, INC., as Obligor



                  By:         /s/ Mary Jane Bittick
                           -----------------------------------------
                           Name:    Mary Jane Bittick
                           Title:   Treasurer

                  WFS - PIPELINE COMPANY, as Obligor



                  By:          /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  WFS - OCS GATHERING CO., as Obligor



                  By:         /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  WFS-NGL PIPELINE COMPANY, INC.,
                  as Obligor



                  By:            /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  WFS-LIQUIDS COMPANY, as Obligor



                  By:            /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President




                  WFS GATHERING COMPANY, L.L.C.,
                  as Obligor



                  By:            /s/ James G. Ivey
                           -----------------------------------------
                           Name:    James G. Ivey
                           Title:   Assistant Treasurer

                  WFS-OFFSHORE GATHERING COMPANY, as Obligor



                  By:            /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  WILLIAMS ALASKA PETROLEUM, INC.,
                  as Obligor



                  By:            /s/ Ralph A. Hill
                           -----------------------------------------
                           Name:    Ralph A. Hill
                           Title:   Chief Executive Officer



                  WILLIAMS ALASKA AIR CARGO PROPERTIES,
                  L.L.C., as Obligor

                  By:      WILLIAMS ALASKA PETROLEUM, INC.
                           its sole member


                  By:            /s/ Ralph A. Hill
                           -----------------------------------------
                           Name:    Ralph A. Hill
                           Title:   Chief Executive Officer



                  WILLIAMS FIELD SERVICES - MATAGORDA
                  OFFSHORE COMPANY, LLC, as Obligor



                  By:         /s/ James G. Ivey
                           -----------------------------------------
                  Name:    James G. Ivey
                  Title:   Assistant Treasurer



                  WILLIAMS GULF COAST GATHERING COMPANY,
                  LLC, as Obligor



                  By:          /s/ James G. Ivey
                           -----------------------------------------
                  Name:    James G. Ivey
                  Title:   Assistant Treasurer

                  WILLIAMS MID-SOUTH PIPELINES, LLC,
                  as Obligor



                  By:        /s/ James G. Ivey
                           -----------------------------------------
                  Name:    James G. Ivey
                  Title:   Assistant Treasurer



                  WORTHINGTON GENERATION, L.L.C.,
                  as Obligor



                  By:          /s/ William E. Hobbs
                           -----------------------------------------
                  Name:    William E. Hobbs
                  Title:   President



                  WILLIAMS ALASKA PIPELINE COMPANY,
                  L.L.C.,  as Obligor



                  By:            /s/ Ralph A. Hill
                           -----------------------------------------
                           Name:    Ralph A. Hill
                           Title:   Senior Vice President



                  WILLIAMS BIO-ENERGY, L.L.C.,
                  as Obligor



                  By:            /s/ James G. Ivey
                           -----------------------------------------
                           Name:    James G. Ivey
                           Title:   Assistant Treasurer



                  WILLIAMS ETHANOL SERVICES, INC.,
                  as Obligor



                  By:          /s/ Paul W. Nelson
                           -----------------------------------------
                           Name:    Paul W. Nelson
                           Title:   Treasurer

                  WILLIAMS EXPRESS INC. (an Alaska corporation), as Obligor


                         By:          /s/ Ralph A. Hill
                                  ----------------------------------
                                  Name:    Ralph A. Hill
                                  Title:   Chief Executive Officer



                  WILLIAMS EXPRESS, INC. (a Delaware corporation), as Obligor


                  By:           /s/ Ralph A. Hill
                           -----------------------------------------
                           Name:    Ralph A. Hill
                           Title:   Chief Executive Officer






                  WILLIAMS FIELD SERVICES COMPANY,
                  as Obligor



                  By:        /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  WILLIAMS FIELD SERVICES GROUP, INC.,
                  as Obligor



                  By:            /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  WILLIAMS GAS PROCESSING - MID-CONTINENT
                  REGION COMPANY, as Obligor



                  By:            /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President

                  WILLIAMS GAS PROCESSING - WAMSUTTER
                  COMPANY, as Obligor



                  By:          /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  WILLIAMS GAS PROCESSING COMPANY,
                  as Obligor



                  By:         /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  WILLIAMS GENERATING MEMPHIS, LLC.
                  as Obligor


                  By:            /s/ James G. Ivey
                           -----------------------------------------
                           Name:    James G. Ivey
                           Title:   Assistant Treasurer



                  WILLIAMS GP, LLC, as Obligor



                  By:        /s/ Don R. Wellendorf
                           -----------------------------------------
                           Name:    Don R. Wellendorf
                           Title:   President and Chief
                                     Executive Officer



                  WILLIAMS MEMPHIS TERMINAL, INC.,
                  as Obligor



                  By:          /s/ James G. Ivey
                           -----------------------------------------
                           Name:    James G. Ivey
                           Title:   Assistant Treasurer

                  WILLIAMS MERCHANT SERVICES COMPANY,
                  INC., as Obligor



                  By:          /s/ William E. Hobbs
                           -----------------------------------------
                           Name:    William E. Hobbs
                           Title:   President



                  WILLIAMS MIDSTREAM NATURAL GAS LIQUIDS,
                  INC., as Obligor



                  By:            /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  WILLIAMS NATURAL GAS LIQUIDS, INC..
                  as Obligor



                  By:            /s/ Alan S. Armstrong
                           -----------------------------------------
                           Name:    Alan S. Armstrong
                           Title:   Senior Vice President



                  WILLIAMS OLEFINS FEEDSTOCK PIPELINES,
                  L.L.C., as Obligor



                  By:          /s/ James G. Ivey
                           -----------------------------------------
                           Name:    James G. Ivey
                           Title:   Assistant Treasurer



                  WILLIAMS OLEFINS, L.L.C., as Obligor



                  By:          /s/ James G. Ivey
                           -----------------------------------------
                           Name:    James G. Ivey
                           Title:   Assistant Treasurer

                  WILLIAMS PETROLEUM PIPELINE SYSTEMS,
                  INC., as Obligor



                  By:            /s/ Ralph A. Hill
                           -----------------------------------------
                           Name:    Ralph A. Hill
                           Title:   Senior Vice President



                  WILLIAMS PETROLEUM SERVICES, LLC,
                  as Obligor



                  By:            /s/ Ralph A. Hill
                           -----------------------------------------
                           Name:    Ralph A. Hill
                           Title:   Senior Vice President



                  WILLIAMS PRODUCTION COMPANY, L.L.C.,
                  as Obligor



                          By:          /s/ Ralph A. Hill
                                   ---------------------------------
                                   Name:    Ralph A. Hill
                                   Title:   Senior Vice President



                  WILLIAMS REFINING & MARKETING, L.L.C.,
                  as Obligor



                          By:            /s/ James G. Ivey
                                   ---------------------------------
                                   Name:    James G. Ivey
                                   Title:   Assistant Treasurer



                  WEG GP LLC, as Obligor



                  By:            /s/ Michael N. Mears
                           -----------------------------------------
                           Name:    Michael N. Mears
                           Title:   Vice President

                  CITIBANK, N.A., as Collateral Trustee


                  By:         /s/ Camille Tomao
                           -----------------------------------------
                           Name:    Todd J. Mogil
                           Title:   Vice President




                  AGENT AND COLLATERAL AGENT

                  CITICORP USA, INC., as Agent and Collateral Agent

                  By   /s/ Todd J. Mogil
                  Name:  Todd J. Mogil
                  Title:  Vice President




                  BANKS AND ISSUING BANKS:


                  CITIBANK N.A., as Issuing Bank

                  By   /s/ Todd J. Mogil
                  Name:  Todd J. Mogil
                  Title:  Vice President




                  CITICORP USA, INC.

                  By   /s/ Todd J. Mogil
                  Name:  Todd J. Mogil
                  Title:  Vice President




                  THE BANK OF NOVA SCOTIA, as Canadian
                  Issuing Bank and Bank



                  By:
                  Name:
                  Title:

                  BANK OF AMERICA N.A., as Issuing Bank and Bank



                  By:  /s/  Claire Liu
                  Name:  Claire Liu
                  Title:  Managing Director




                  JP MORGAN CHASE BANK



                  By:  /s/ Robert W. Traband
                  Name:  Robert W. Traband
                  Title:  Vice President




                  TORONTO DOMINION (TEXAS), INC.



                  By:  /s/  Jill Hall
                  Name:  Jill Hall
                  Title:  Vice President




                  CREDIT LYONNAIS NEW YORK BRANCH



                  By:  /s/ Olivier Audemard
                  Name:  Olivier Audemard
                  Title:  Senior Vice President




                  MERRILL LYNCH CAPITAL CORP.



                  By:  /s/  Carol J.E. Feeley
                  Name:  Carol J.E. Feeley
                  Title:  Vice President




                  LEHMAN COMMERCIAL PAPER INC.



                  By:  /s/  Francis Chang
                  Name:  Francis Chang
                  Title:  Authorized Signatory

Each of the entities reflected on the following pages is executing this Amendment as a Financial Institution party to the First Amended and Restated Credit Agreement, doted as of October 31, 2002, among the Company, Northwest Pipeline Corporation, Transcontinental Gas Pipeline Corporation, Texas Gas Transmission and the Financial Institutions named therein:

                         AGENT:

                         CITICORP, USA, INC., as Agent



                         By:  /s/  Todd J. Mogil
                         Name:  Todd J. Mogil
                         Title:  Vice President




                         CO-SYNDICATION AGENTS:

                         JPMORGAN CHASE BANK
                         (formerly known as
                         THE CHASE MANHATTAN BANK), as Co-Syndication Agent



                         By:  /s/  Robert W. Traband
                         Name:  Robert W. Traband
                         Title:  Vice President




                         COMMERZBANK AG,
                         as Co-Syndication Agent



                         By:  /s/  Harry Yergey
                         Name:  Harry Yergey
                         Title:  Senior Vice Pres. and Manager



                         By:  /s/  Brian Campbell
                         Name:  Brian Campbell
                         Title:  Senior Vice President




                         DOCUMENTATION AGENT:

                         CREDIT LYONNAIS NEW YORK BRANCH

                         as Documentation Agent


                         By:  /s/  Olivier Audemard
                         Name:  Olivier Audemard
                         Title:  Senior Vice President




                         BANKS:

                         CITIBANK, USA, INC.



                         By:  /s/  Todd J. Mogil
                         Name:  Todd J. Mogil
                         Title:  Vice President

                         THE BANK OF NOVA SCOTIA



                         By:      /s/ N. Bell
                         Name:    N. Bell
                         Title:   Senior Manager




                         BANK OF AMERICA, N.A.



                         By:  /s/  Claire M. Liu
                         Name:  Claire M. Kiu
                         Title:  Vice President




                         BANK ONE, N.A. (MAIN OFFICE - CHICAGO)



                         By:  /s/  Jeanie C. Gonzalez
                         Name:  Jeanie C. Gozalez
                         Title:  Director




                         JPMORGAN CHASE BANK
                         (formerly known as
                         THE CHASE MANHATTAN BANK)



                         By:  /s/  Robert W. Traband
                         Name:  Robert W. Traband
                         Title:  Vice President




                         COMMERZBANK AG
                         NEW YORK AND GRAND CAYMAN BRANCHES



                         By:      /s/  Brian J. Campbell
                         Name:    Brian J. Campbell
                         Title:   Senior Vice President




                         By:      /s/ W. David Suttles
                         Name:    W. David Suttles
                         Title:   Vice President

                         CREDIT LYONNAIS NEW YORK BRANCH



                         By:  /s/  Olivier Audermard
                         Name:  Olivier Audermard
                         Title:  Senior V.P.




                         NATIONAL WESTMINSTER BANK PLC NEW YORK BRANCH


                         By:      /s/ Charles Greer
                         Name:    Charles Greer
                         Title:   Senior Vice President




                         ABN AMRO BANK, N.V.



                         By:  /s/  Frank R. Russo, Jr.
                         Name:  Frank R. Russo, Jr.
                         Title:  Group Vice President



                         By:  /s/  Jeffrey G. White
                         Name:  Jeffrey G. White
                         Title:  Vice President




                         BANK OF MONTREAL



                         By:      /s/  Mary Lee Latta
                         Name:    Mary Lee Latta
                         Title:   Director
                                    Bank of Montreal




                         THE BANK OF NEW YORK



                         By:  /s/  Raymond J. Palmer
                         Name:  Raymond J. Palmer
                         Title:  Vice President

                         BARCLAYS BANK PLC



                         By:      /s/  Nicholas A. Bell
                         Name:    Nicholas A. Bell
                         Title:   Director
                                  Loan Transaction Management




                         CIBC INC.




                         By:  /s/  George Knight
                         Name:  George Knight
                         Title:  Managing Director
                                 CIBC World Markets Corp., As Agent




                         CREDIT SUISSE FIRST BOSTON



                         By:  /s/ James P. Moran   /s/ Ian W. Nalitt
                         Name:  James P. Moran   Ian W. Nalitt
                         Title:  Director                 Associate




                         ROYAL BANK OF CANADA



                         By:  /s/  Peter Barnes
                         Name:  Peter Barnes
                         Title:  Senior Manager




                         THE BANK OF TOKYO-MITSUBISHI, LTD., HOUSTON AGENCY



                         By:      /s/ Kelton Glassock
                         Name:    Kelton Glassock
                         Title:   Vice President and Manager


                         By:      /s/ Jay Fort
                         Name:    Jay Fort
                         Title:   Vice President

                         FLEET NATIONAL BANK
                         f/k/a Bank Boston, N.A.


                         By:  /s/  Matthew W. Speh
                         Name:  Matthew W. Speh
                         Title:  Authorized Officer



                         SOCIETE GENERALE, SOUTHWEST AGENCY



                         By:  /s/  J. Douglas McMurrey, Jr.
                         Name:  J. Douglas McMurrey, Jr.
                         Title:  Managing Director




                         TORONTO DOMINION (TEXAS), INC.



                         By:  /s/  Jill Hall
                         Name:  Jill Hall
                         Title:  Vice President




                         UBS AG, STAMFORD BRANCH



                         By:      /s/ Kelly Smith
                         Name:    Director
                         Title:   Recovery Management






                         WELLS FARGO BANK TEXAS, N.A.



                         By:  /s/  J. Alan Alexander
                         Name:  J. Alan Alexander
                         Title:  Vice President

                         WESTLB AG, NEW YORK BRANCH



                         By:     /s/ Salvatore Bettnell     Duncan M. Robertson
                         Name:   Salvatore Bettnell         Duncan M. Robertson
                         Title:  Managing Director          Director
                                 Credit Department




                         CREDIT AGRICOLE INDOSUEZ



                         By:  /s/  Larry Materi
                         Name:   Larry Materi
                         Title:  Vice President



                         By:  /s/  Paul A. Dytrych
                         Name:  Paul A. Dytrych
                         Title:  Vice President




                         SUNTRUST BANK



                         By:  /s/  Steven J. Newby
                         Name:  Steven J. Newby
                         Title:  Director




                         ARAB BANKING CORPORATION (B.S.C.)



                         By:  /s/  Robert J. Ivosevich
                         Name:  Robert J. Ivosevich
                         Title:  Deputy General Manager



                         By:  /s/  Barbara O. Sanderson
                         Name:  Barbara O. Sanderson
                         Title:  VP Head of Credit



                         BANK OF CHINA, NEW YORK BRANCH



                         By:
                         Name:
                         Title:

                         BANK OF OKLAHOMA, N.A.



                         By:
                         Name:
                         Title:




                         BNP PARIBAS, HOUSTON AGENCY



                         By:  /s/  Larry Robinson
                         Name:  Larry Robinson
                         Title:  Vice President



                         By:  /s/  Mark A. Cox
                         Name:  Mark A. Cox
                         Title:  Director




                         DZ BANK AG DEUTSCHE ZENTRALGENOSSENSCHAFTSBANK, NEW YORK BRANCH



                         By:  /s/  Mark Connelly
                         Name:  Mark Connelly
                         Title:  Senior V.P.



                         By:  /s/  Richard W. Wilbert
                         Name:  Richard W. Wilbert
                         Title:  Vice President




                         KBC BANK N.V.



                         By:  /s/  Michael V. Curran
                         Name:  Robert Snauffer
                         Title:   First Vice President



                         By:  /s/  Diane M. Grimmig
                         Name:  Diane M. Grimmig
                         Title:  Vice President




                         WACHOVIA BANK, N.A.



                         By:  /s/  David E. Humphreys
                         Name:  David E. Humphreys
                         Title:  Vice President

                         MIZUHO CORPORATE BANK, LTD



                         By:  /s/  Jacques Azagury
                         Name:  Jacques Azagury
                         Title:  Senior Vice President and Manager




                         SUMITOMO MITSUI BANKING CORPORATION



                         By:  /s/  Leo E. Pagarigan
                         Name:  Leo E. Pagarigan
                         Title:  Senior Vice President




                         COMMERCE BANK, N.A.




                         By:  /s/ Dennis R. Block
                         Name:  Dennis R. Block
                         Title:  Senior Vice President




                         ROYAL BANK OF SCOTLAND



                         By:
                         Name:
                         Title:




                         RZB FINANCE, LLC



                         By:
                         Name:
                         Title:

                                   SCHEDULE I
                               TO PLEDGE AGREEMENT

                           SCHEDULE OF PLEDGED SHARES

                                                                                         NUMBER OF        PERCENT OF
                                      STATE OF                                            SHARES/        TOTAL EQUITY
                                     ORGANIZATION                    STOCK                 UNITS          INTERESTS
                   PLEDGED           (PLEDGED         CLASS OF   CERTIFI-CATE   PAR        SHARES         OWNED BY
PLEDGOR            SUBSIDIARY        SUBSIDIARY)       STOCK          NO.      VALUE       UNITS           PLEDGOR*
------------------ ----------------- --------------- ------------ ---------- ---------- -------------- ---------------
The Williams       Williams Energy         DE            N/A         N/A        N/A          N/A            100%
Companies, Inc.    Services, LLC

                   Williams                DE          Common         1         100          10             100%
                   Natural Gas
                   Liquids, Inc.


                   Williams                DE          Common         2        1.00         1,000           100%
                   Midstream
                   Natural Gas
                   Liquids, Inc.

                   Williams                DE          Common         1        1.00         1,000           100%
                   Express, Inc.

Williams Energy    Williams Field          DE          Common         5        1.00         1,000           100%
Services, LLC      Services Group,
                   Inc.

                   Williams Alaska         DE            N/A         N/A        N/A          N/A            100%
                   Pipeline
                   Company, L.L.C.

                   Williams                DE            N/A         N/A        N/A          N/A            100%
                   Bio-Energy, LLC

                   Williams                DE          Common         3        1.00         1,000           100%
                   Merchant
                   Services
                   Company, Inc.

                   MAPCO Inc.              DE          Common         1        10.00         100            100%

                   Williams                DE            N/A         N/A        N/A          N/A            100%
                   Production
                   Company, LLC

                   Williams GP LLC         DE            N/A         N/A        N/A          N/A           99.8%

                   NewGP***                                                                                99.8%

                   Williams Energy         DE           Units        N/A        N/A
                   Partners L.P.
                   Common
                   Subordinated                                                            757,193          5.5%
                                                                                          4,589,193        80.8%

                   Longhorn                DE          Common         3        $1.00        1,000           100%
                   Enterprises of
                   Texas, Inc.

                   Williams                DE            N/A         N/A        N/A          N/A            100%
                   Petroleum
                   Services, LLC

Williams Field     Black Marlin            TX          Common         16       0.10        44,800           100%
Services Group,    Pipeline Company
Inc.

                   WFS                     DE          Common         1        0.00          100            100%
                   Enterprises,
                   Inc.

                   WFS-Liquids             DE          Common         12       1.00          100            100%
                   Company

                   Williams Field          DE          Common         4        1.00         1,000           100%
                   Services Company

                   Williams Gas            DE          Common         2        1.00         1,000           100%
                   Processing
                   Company

                   Williams Gas            DE          Common         5        1.00         1,000           100%
                   Processing -
                   Wamsutter
                   Company

                   Williams Gas            DE          Common         5        1.00         1,000           100%
                   Processing -
                   Mid Continent
                   Region Company

                   North Padre             DE          Common         1        1.00         1,000           100%
                   Island
                   Spindown, Inc.

                   WFS Gathering           DE            N/A         N/A        N/A          N/A            100%
                   Company, L.L.C.

                   Williams Field          DE            N/A         N/A        N/A          N/A            100%
                   Services-Matagorda
                   Offshore
                   Company, LLC

                   WFS-OCS                 DE          Common         2        1.00         1,000           100%
                   Gathering Co.

Williams           Williams Energy         DE          Common         7        1.00         1,000           100%
Merchant           Marketing &
Services           Trading Company
Company, Inc.

Williams Energy    Worthington             DE            N/A         N/A        N/A          N/A            100%
Marketing &        Generation,
Trading Company    L.L.C.

                   Memphis                 DE            N/A         N/A        N/A          N/A            100%
                   Generation,
                   L.L.C.

MAPCO Inc.         Gas Supply,             DE            N/A         N/A        N/A          N/A            100%
                   L.L.C.

Williams Natural   Juarez Pipeline         DE          Common         2        1.00         1,000           100%
Gas Liquids, Inc.  Company

                   MAPL                    DE          Common         2        1.00         1,000           100%
                   Investments,
                   Inc.

                   WFS-NGL                 DE          Common         3        1.00         1,000           100%
                   Pipeline
                   Company, Inc.

                   Williams GP LLC         DE            N/A        N /A        N/A          N/A            0.2%

                   NewGP***                                                                                 0.2%

                   Williams Energy         DE           Units        N/A        N/A        322,501
                   Partners L.P.                                                          1,090,501
                   Common
                   Subordinated                                                                             2.3%
                                                                                                           19.2%

                   E-Birchtree,            DE          A Units        1         N/A          100            90%
                   LLC**

WFS-NGL Pipeline   WILPRISE                DE            N/A         N/A        N/A          N/A           37.35%
Company, Inc.      Pipeline
                   Company,
                   L.L.C.**

                   Tri-States NGL          DE            N/A         N/A        N/A          N/A           16.67%
                   Pipeline,
                   L.L.C.**

Juarez Pipeline    Rio Grande              TX            N/A         N/A        N/A          N/A            45%
Company            Pipeline
                   Company**

Williams           Baton Rouge             DE            N/A         N/A        N/A          N/A           27.5%
Midstream          Fractionators,
Natural Gas        L.L.C.**
Liquids, Inc.

Williams           Williams                 AK         Common         1        1.00         1,000           100%
Express, Inc., a   Express, Inc.
Delaware
corporation

                   Williams                 DE           N/A         N/A        N/A          N/A            100%
                   Refining &
                   Marketing,
                   L.L.C.

                   Williams Alaska         AK          Common         1        1.00         1,000           100%
                   Petroleum, Inc.

Williams Alaska    Williams Alaska         AK            N/A         N/A        N/A          N/A            100%
Petroleum, Inc.    Air Cargo
                   Properties,
                   L.L.C.

Williams           Williams                DE            N/A         N/A        N/A          N/A            100%
Olefins, L.L.C.    Olefins
                   Feedstock
                   Pipelines,
                   L.L.C.

Williams           Williams                DE            N/A         N/A        N/A          N/A            100%
Refining &         Olefins, L.L.C.
Marketing, L.L.C.

                   Williams                DE            N/A         N/A        N/A          N/A            100%
                   Generating
                   Memphis, LLC

                   Williams                DE          Common         3        1.00         1,000           100%
                   Memphis
                   Terminal, Inc.

                   Williams                DE          Common         4        1.00         1,000           100%
                   Petroleum
                   Pipeline
                   Systems, Inc.

Williams           Williams                DE          Common         2        1.00         1,000           100%
Bio-Energy, LLC    Ethanol
                   Services, Inc.

                   Nebraska                KS            N/A         N/A        N/A          N/A           74.9%
                   Energy, L.L.C.**

WFS Gathering      Goebel                  DE            N/A         N/A        N/A          N/A            100%
Company, L.L.C.    Gathering
                   Company, L.L.C.

WFS -Liquids       WFS-Offshore            DE          Common         5        0.00          100            100%
Company            Gathering
                   Company

                   WFS - Pipeline          DE          Common         3        0.00          100            100%
                   Company

                   HI-BOL Pipeline         DE          Common         2        0.00          100            100%
                   Company

Williams           Williams                DE            N/A         N/A        N/A          N/A            100%
Petroleum          Mid-South
Pipeline           Pipelines, LLC
Systems, Inc.

North Padre        Williams Gulf           DE            N/A         N/A        N/A          N/A            100%
Island Spindown,   Coast Gathering
Inc.               Company, LLC

Williams GP LLC    Williams Energy         DE           Units        N/A        N/A       7,830,924         100%
                   Partners L.P.
                   "B Units"

Williams Alaska    Williams Lynxs          AK            N/A         N/A        N/A          N/A            50%
Air Cargo          Alaska
Properties, LLC    Cargoport, LLC**


Longhorn           Longhorn                DE            N/A         N/A        N/A          N/A           31.49%
Enterprises of     Partners
Texas, Inc.        Pipeline, L.P.**

Williams           Longhorn                DE            N/A         N/A        N/A          N/A           31.49%
Petroleum          Partners GP,
Services, LLC      L.L.C.**

                   Wiljet, L.L.C.**        AZ            N/A         N/A        N/A          N/A            50%


* Each Pledgor is pledging all of the equity interests it owns or hereafter acquires in each of its pledged Subsidiaries (except that Williams GP LLC is not pledging the general partnership interests and incentive distribution rights it owns in Williams Energy Partners L.P.). This column indicates the percent of total equity interests in the pledged Subsidiary owned by this Pledgor as of the date of this Agreement.

** Pledgor's pledge of the equity interests in this Subsidiary shall not be effective until Pledgor has obtained all necessary consents in connection with such pledge, as more fully described on Schedule XII of the L/C Credit Agreement.

*** Such Pledgor's pledge of the equity interests in NewGP shall not be effective until the occurrence of the formation of NewGP. Company covenants to cause the formation of NewGP promptly following the execution of the Amendment.

                                   SCHEDULE II
                               TO PLEDGE AGREEMENT

                               UCC FILING OFFICES



                                                                     UCC Central Filing Offices of the
                                                                   Secretary of State for the Following
                            Entity                                               States
     ------------------------------------------------------ --------------------------------------------------
     A.       Juarez Pipeline Company                                              DE
     B.       Longhorn Enterprises of Texas, Inc.                                  DE
     C.       MAPCO Inc.                                                           DE
     D.       North Padre Island Spindown, Inc.                                    DE
     E.       The Williams Companies, Inc.                                         DE
     F.       WFS Gathering Company, L.L.C.                                        DE
     G.       WFS - Liquids Company                                                DE
     H.       WFS - NGL Pipeline Company, Inc.                                     DE
     I.       Williams Alaska Air Cargo Properties, LLC                            AK
     J.       Williams Alaska Petroleum, Inc.                                      AK
     K.       Williams Bio-Energy, LLC                                             DE
     L.       Williams Energy Marketing & Trading Company                          DE
     M.       Williams Energy Services, LLC                                        DE
     N.       Williams Express, Inc., a Delaware                                   DE
                corporation
     O.       Williams Field Services Group, Inc.                                  DE
     P.       Williams GP LLC                                                      DE
     Q.       Williams Merchant Services Company, Inc.                             DE

                                                                     UCC Central Filing Offices of the
                                                                   Secretary of State for the Following
                            Entity                                               States
     ------------------------------------------------------ --------------------------------------------------
     R.       Williams Midstream Natural Gas Liquids, Inc.                         DE
     S.       Williams Natural Gas Liquids, Inc.                                   DE
     T.       Williams Olefins, L.L.C.                                             DE
     U.       Williams Petroleum Pipeline Systems, Inc.                            DE
     V.       Williams Petroleum Services, LLC                                     DE
     W.       Williams Refining & Marketing, L.L.C.                                DE

                                   SCHEDULE VI
                               TO PLEDGE AGREEMENT

                            FORM OF JOINDER AGREEMENT

                                JOINDER AGREEMENT
                          (name of joining subsidiary)

                               [---------, -----]

         [Joining Subsidiary], a [_________ corporation] (the "Subsidiary"), hereby agrees with (a) CITIBANK, N.A., as collateral trustee for the benefit of the holders of the Secured Obligations, (b) THE WILLIAMS COMPANIES, INC., a Delaware corporation (the "Company") and (c) the other parties to the Security Documents (as defined below), as follows:

         All capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Amended and Restated Credit Agreement, dated as of October 31, 2002, by and among The Williams Companies, Inc., the various lenders as are or may become parties thereto; the Issuing Banks, and Citicorp USA, Inc., as Agent and Collateral Agent (as further amended, modified, supplemented, renewed, extended or restated from time to time, the "Credit Agreement").

         In accordance with the terms of the [Security Agreement, Pledge Agreement and Collateral Trust Agreement] (collectively, the "Security Documents"), the Subsidiary hereby (a) [joins the Security Agreement as a party thereto and assumes all the obligations of a Grantor (as defined in the Security Agreement) under the Security Agreement], (b) [joins the Pledge Agreement as a party thereto and assumes all the obligations of a Pledgor (as defined in the Pledge Agreement) under the Pledge Agreement], (c) [joins the Collateral Trust Agreement as a party thereto and assumes all the obligations of a Debtor (as defined in the Collateral Trust Agreement) under the Collateral Trust Agreement], (d) agrees to be bound by the provisions of the Security Documents as if the Subsidiary had been an original party to the Security Documents, and
(e) confirms that, after joining the Security Documents as set forth above, the representations and warranties set forth in each of the Credit Documents with respect to the Subsidiary are true and correct in all material respects as of the date of this Joinder Agreement.

         For purposes of notices under the Security Documents, the notice address for the Subsidiary may be given to the Subsidiary by providing notice addressed to [Subsidiary's Name] c/o The Williams Companies, Inc., in any manner that notice is permitted to be given to the Company pursuant to the terms of the Credit Agreement.

         [Schedule I and Schedule II to the Security Agreement are hereby supplemented with the information set forth on Exhibit I to this Joinder Agreement.]

         [Schedule I and Schedule II to the Pledge Agreement are hereby supplemented with the information regarding the Subsidiary set forth on Exhibit II to this Joinder Agreement.]

         THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.


         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


         IN WITNESS WHEREOF this Joinder Agreement is executed and delivered as of the ___ day of ____________,______.


                                            [Joining Subsidiary]



                                            By:
                                                 ------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------